UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2013

OPTi, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

One First Street

Los Altos, California 94022

(Address of principal executive offices including zip code)

(650) 213-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Jury Verdict Issued in Patent Infringement Action Against VIA Technologies Inc.

The United States District Court for the Eastern District of Texas issued its verdict in the patent infringement action between OPTi Inc. (the “Company”) and VIA Technologies Inc.

The Company issued a press release on June 3, 2013 attached as Exhibit 99.1 hereto announcing the verdict.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	OPTi, Inc. Press Release dated June 3, 2013 announcing the verdict in the patent infringement action against VIA Technologies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2013

OPTi, Inc.

By:	/S/ MICHAEL MAZZONI

Michael Mazzoni

Chief Financial Officer

EXHIBIT INDEX

99.1	OPTi, Inc. Press Release dated June 3, 2013 announcing the jury verdict in the patent infringement action against VIA Technologies Inc.

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